UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21962

Epiphany Funds

(Exact name of registrant as specified in charter)

106 Decker Court, Suite 225, Irving, TX 75062

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 320-2185

Date of fiscal year end:

10/31

Date of reporting period: 10/31/2016

Item 1.  Reports to Stockholders.

Epiphany FFV Fund Class A shares: EPVNX Class C shares: EPVCX	Epiphany FFV Strategic Income Fund Class A shares: EPIAX Class C shares: EPICX	Epiphany FFV Latin America Fund Class A Shares: ELAAX

ANNUAL REPORT

October 31, 2016

1-800-320-2185

www.epiphanyfunds.com

This Page Was Left Blank Intentionally

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS

OCTOBER 31, 2016 (UNAUDITED)

My Fellow Shareholders:

I would like to wish your family a blessed new year.  Epiphany Funds will be ten years old on the Feast of the Epiphany in January.  We started out with an idea and a plan to make it happen.  I am proud of our accomplishment in bringing faith and family values to investing.  All of Epiphany’s investment options use the FFV Scorecard® and follow the USCCB Socially Responsible Investment (SRI) guidelines and standards of Biblically Responsible Investing (BRI).

Trinity Fiduciary Partners continues to focus on improving the screening and investment management process to be a leader in faith-based investing.  We will always consider investment screening and proxy voting our number one objective.  Public and corporate awareness of faith-based investing has grown and our niche products benefit from this trend.  We offer portfolios that investors can be proud to own.  Since we have one voice as owners through shareholder advocacy, we enjoy shaping the corporate culture of the companies in which we invest.

The Markets

Our three funds offer the investor diversification and these investments are exposed broadly to three different markets.  Below we discuss each of our Funds.  Please see the annual report for more performance reporting.

The US equity market was up less than 5% for the year ended October 31, 2016 as represented by the S&P 500 Index.  This is about half the long-term performance of equities.  As investors, we should be pleased.  January and February exhibited market volatility but the market is back into positive territory.  This year, key global markets have seen votes for nationalism.  This effect on the market should be interesting and would seem to bring volatility.  The market run was a very thin market participation and many sectors were left out with a few sectors growing overvalued.  Investment dollars are moving into the US markets globally.

The US bond market was more than 3% up for the one-year period ended October 31, 2016 as represented by the Barclay’s Capital Intermediate Aggregate Bond Index.  Federal Reserve rates continue to be held down under their perceived free market rates.  If we lived in a vacuum, rates would be increasing.  The market is volatile.  As long as there is a reason, this Federal Reserve has shown it can and will keep rates down.

The Latin America market ended the fiscal year up by 35% as represented by the S&P Latin America 40 Index.  This market has been volatile and had periods of negative returns.  Political and country factors have been significant in fueling volatility.  Many of the companies that comprise the index are financially healthy, but that has not always shown through in stock price growth.

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

FFV Scorecard®

Faith-based screening is the first step in our investment process for a reason.  When I talk about screening stocks, the perception is that that we are looking for companies that provide a service or product to the Church.  If you look back through the holdings in the annual report, you will see that is not the case.  The screening has a few goals.

The first goal is to invest in companies that do no harm.  Our practice is to never violate this rule.  Investment performance is secondary to this rule. We currently have proprietary data on more than 7,000 companies that we update quarterly.

The second goal is to invest for the good.  When we have the ability to buy a stock or bond that provides for the common good, we want to try our best to make that investment.  We have always referred to this methodology as investing for the good.  In the institutional investing world, this is called thematic investing.   For FFV Fund, this includes investing in Mead Johnson Nutrition (MJN) which sells baby formula all over the world.  MJN represents 2.11% of FFV Fund as of October 31, 2016.  Or, for FFV Strategic Income Fund, investing in a bond that finances low income housing at a rate that keeps it available.

Last and quite distinct to Epiphany is what do we do once we own a company.  We are active shareholders.  We vote proxies in line with these values and look for ways to engage with companies.  Experience has taught us that most companies don’t set out to do harm.  Companies don’t have souls and they are just collections of people.  In most cases, they are not aware.  We want to provide information.  This is a balancing act with screening since you have to be an investor in a company to have a conversation.

The bottom line is that this will always be our first step and independent from investment performance.

Performance Review (Fiscal Year ending October 31, 2016)

Epiphany FFV Fund (EPVNX)’s one-year return was -0.72% for the one year ended October 31, 2016.  The Fund has underperformed the unscreened S&P 500 Index.  In the fourth quarter of 2015, the market was considered to be a thin market meaning that investment return was delivered by a few names in the index.  If you did not hold those names, you were left out.  The good news is that this is not that common and a 10% return over five years is not bad. We do not plan on making changes to our objective or strategy but we are adjusting our investment process for FFV Fund going forward.  We screen the S&P 500 Index each quarter and names are excluded.  We line up the remaining names by market size and sort largest to smallest.  We plan to invest equally in more companies than we have in the past.  Generally, they may be the top names in the sort, but we leave room for important thematic investments as written about in the screening section of this letter.  We have tested these results and are very pleased with performance and risk in down markets.  We believe that this may increase our performance and lower our risk.  The Fund will also have the future opportunity to talk

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

with more companies, a key focus area this year.  We plan to make this change over the next year when opportunities are available or new money comes into the Fund.

Epiphany FFV Strategic Income (EPINX) underperformed the index with a one year return of 2.25%.  The underperformance is primarily explained by fees.  In the long term, the Fund has a flexible and opportunistic investment approach that can shift weightings in asset classes and sectors based on economic conditions.  The goal of the Fund is to provide income while maintaining a focus on quality corporate and mortgage backed securities.  The Fund has maintained an asset allocation underweight in treasuries and overweight in corporate bonds. Preferred securities and dividend paying stocks make up a significant portion of the fund as part of its fundamental income objective. The strategy of owning preferred securities and dividend paying stocks does present the potential for more volatility than a traditional bond fund as well as the potential for higher returns.  Like the FFV Fund, Strategic Income is planning to make a modest shift in investment process and will pursue thematic investments that are consistent with its investment objective.  In 2017 the Fund plans to seek to invest more in low income housing (currently 2%) that can provide potentially compelling returns and financing for the foundation of every family.  We believe that this allocation will continue to serve the interests of shareholders in 2017.

Epiphany FFV Latin America Fund (ELANX) underperformed its benchmark this year with a return of 16.23% for the year.  The Latin America Fund closing date is November 29, 2016.  The market has had periods of negative returns since the Fund began.  In turn, people are just not investing in the Fund and it is not viable.  As you will see in the pie chart of the Fund’s investments, the Fund was investing in only cash as of October 31, 2016.  This was to prepare for the Fund’s closing.  The Fund’s investment adviser will continue to manage Latin America stocks in a separate account for investors.  If you are interested, please call Trinity Fiduciary Partners, LLC directly.

Thank you for your business.  We have a lot to be thankful for and look forward to the opportunities in this coming year.  We believe that investing and Faith go hand and hand and both are hope filled.

Many blessings to you and your family,

Samuel J. Saladino, III

Epiphany Funds

EPIPHANY FUNDS

LETTER TO SHAREHOLDERS (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

Cautionary Statement

Our views and opinions regarding the investment prospects of our portfolio holdings and funds are forward looking statements which may or may not be accurate over the long term.  While we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate.  Information provided in this letter should not be considered a recommendation to purchase or sell any particular security.

All investments are subject to risk, including the possible loss of capital.  The Fund’s performance may be affected by stock market risk, moral investing risk, foreign company and emerging market risk, concentration risk, socially responsible risk, preferred security risk, portfolio selection risk, political risk, large cap company risk, mid-cap and small cap risk, investment style risk, security risk, and derivatives risk.  The Fund’s fixed income securities are subject to interest rate risk.  If rates increase, the value of the Fund’s investments generally declines.  Investing in foreign securities involves more risks than investing in U.S. securities.  Diversification does not guarantee against risk.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-320-2185 or visiting www.epiphanyfunds.com.

The fund's investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 1-800-320-2185, or visiting www.epiphanyfunds.com. Read it carefully before investing.

Epiphany Funds are offered by prospectus only.  Prospectuses contain more complete information on advisory fees, distribution charges and other expenses and should be read carefully before investing.  The prospectus or summary prospectus can be obtained by visiting www.epiphanyfunds.com or by calling 1-800-320-2185.  The Epiphany Funds are distributed by Rafferty Capital Markets, LLC.

The top ten holdings of Epiphany FFV Fund as of October 31, 2016 are Apple, Inc. 4.16%, Costco Wholesale Group 3.92%, Fidelity Institutional Money Market FRGXX 3.82%, Lowes Companies 3.47%, The Travelers Companies 3.31%, Magellan Midstream Partners, 3.10%, Illinois Tool Works 3.06%, Coca-Cola 3.01%, Advanced Auto Parts 2.89% and IBM 2.84%.

The gross expense ratio for Epiphany FFV Fund is 1.68% for Class A and 2.42% for Class C.  The gross expense ratio for Epiphany FFV Strategic Income Fund is 1.73% for Class A and 2.51% for Class C. The gross expense ratio for Epiphany FFV Latin America Fund is 4.75% for Class A.  The advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 28, 2017, to ensure that the net annual fund operating expenses will not exceed the net expense ratio, subject to possible recoupment from the Fund in future years. Results shown reflect the waiver, without which the results could have been lower.  Class A shares have front-end sales charge of up to 5.00%.  Maximum Deferred Sales Charge (Load) of 1% on Class C shares held less than one year.  Redemption fee of 2.0% on shares held less than 60 days.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The S&P Latin America 40 is one of seven headline indices making up S&P Global 1200 and includes highly liquid securities from major economic sectors of Mexican and South American equity markets. Companies from Brazil, Chile, Mexico and Peru are represented in this index. Representing approximately 70% of each country’s market capitalization, this index provides coverage of the large cap, liquid constituents of each key country in Latin America.

The Barclays Capital Intermediate Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

EPIPHANY FFV FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

  AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2016

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Fund - Class A (Formerly Class N)
No Sales Load	-0.72%	3.98%	9.97%	4.65%	$15,628
With Sales Load	-5.72%	2.23%	8.85%	4.11%	$14,841
Epiphany FFV Fund - Class C	-1.46%	3.03%	9.04%	5.30%	$15,681
S&P 500 Stock Index *	4.48%	8.82%	13.54%	6.50%	$18,559

Fund Inception Dates:

Class A (Formerly Class N): January 8, 2007

Class C: February 13, 2008

EPIPHANY FFV FUND
Growth of $10,000
19,000
18,000
17,000
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Class A (Formerly Class N)
Class C
S&P 500

This chart assumes an initial investment of $10,000 made on the closing of January 8, 2007 for Class A  (Formerly Class N), and February 13, 2008 for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  Class A shares also are available load-waived.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated March 1, 2016, before waiver/reimbursement were 1.68%, and 2.42% for Class A (Formerly Class N), and Class C, respectively.  The annual operating expenses after waiver/reimbursement were 1.50%, and 2.25% for Class A (Formerly Class N), and Class C, respectively.

EPIPHANY FFV STRATEGIC INCOME FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2016

FUND/INDEX	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Strategic Income Fund - Class A
No Sales Load	2.25%	2.47%	2.75%	3.21%	$12,183
With Sales Load	-2.86%	0.75%	1.73%	2.36%	$11,570
Epiphany FFV Strategic Income Fund - Class C	1.41%	1.76%	2.02%	2.40%	$11,603
Barclays Capital Intermediate Aggregate Bond Index *	3.24%	2.74%	2.44%	2.77%	$11,864

Fund Inception Dates:

Class A: July 28, 2010

Class C: July 28, 2010

EPIPHANY FFV STRATEGIC INCOME FUND
Growth of $10,000
14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15
Jul-15
Oct-15
Jan-16
Apr-16
Jul-16
Oct-16
Class A (includes Sales Load)
Class C
Barclays Capital Intermediate Aggregate Bond Index

This chart assumes an initial investment of $10,000 made on the closing of July 28, 2010 for Class A and for Class C shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost..

* The Barclays Capital Intermediate Aggregate Bond Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Fund's returns, the Index does not reflect any fees or expenses.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  Class A shares also are available load-waived.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

Class C imposes a contingent deferred sales charge ("CDSC") of 1.00% in the event of certain redemption transactions within one year of purchase.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated March 1, 2016, before waiver/reimbursement were 1.73% and 2.51% for Class A and Class C, respectively.  The annual operating expenses after waiver/reimbursement were 1.35% and 2.10% for Class A and Class C, respectively.

EPIPHANY FFV LATIN AMERICA FUND

PERFORMANCE ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

 AVERAGE ANNUAL TOTAL RETURNS

FOR PERIODS ENDED OCTOBER 31, 2016

FUND/INDEX	1-YEAR	3-YEAR	SINCE INCEPTION	VALUE
Epiphany FFV Latin America Fund - Class A
No Sales Load	16.23%	-7.57%	-5.64%	$ 7,643
With Sales Load	10.42%	-9.13%	-6.68%	$ 7,258
S&P Latin America 40 Index *	34.71%	-5.15%	-5.74%	$ 7,601

Fund Inception Dates:

Class A: March 12, 2012

EPIPHANY FFV LATIN AMERICA FUND
Growth of $10,000
12,500
12,000
11,500
11,000
10,500
10,000
9,500
9,000
8,500
8,000
7,500
7,000
6,500
6,000
5,500
5,000
Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16
Class A (includes Sales Load)
S&P Latin America 40

This chart assumes an initial investment of $10,000 made on the closing of March 12, 2012 for Class A shares. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

* The S&P Latin America 40 Total Return Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Indexes directly; unlike the Fund's returns, the Indexes do not reflect any fees or expenses.  An investor cannot invest directly into the index.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Class A shares are offered at net asset value ("NAV") plus a front-end sales charge of up to 5.00%.  Class A shares also are available load-waived.  The front-end sales charge is determined by the amount of your investment and is reduced for purchases of $50,000 or more.

The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days.

Annual operating expenses in the Prospectus dated March 1, 2016, before waiver/reimbursement were 4.75% for Class A.  The annual operating expenses after waiver/reimbursement were 1.79% for Class A.

EPIPHANY FFV FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the type of investment and/or industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Bloomberg® classifications.

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EPIPHANY FFV STRATEGIC INCOME FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the type of investment and/or industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Bloomberg® classifications.

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Common stock represents 5.33% of the portfolio of investments in the graph above.

EPIPHANY FFV LATIN AMERICA FUND

PORTFOLIO ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the type of investment and/or industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Bloomberg ® classifications.

Please refer to the respective Schedule of Investments in this annual report for a detailed analysis of the Fund’s holdings.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2016

Shares		Value

COMMON STOCKS - 94.90%

Agricultural Chemicals - 1.18%
3,084	Monsonto Co.	$ 310,775

Aircraft Engines & Engine Parts - 2.12%
5,479	United Technologies Corp.	559,954

Apparel & Other Finished Products of Fabrics & Similar Material - 1.95%
20,000	Hanesbrand, Inc.	514,000

Beverages - 3.01%
18,766	Coca-Cola Enterprises	795,678

Biological Products, (No Diagnostic Substances) - 4.01%
3,761	Amgen, Inc.	530,903
1,886	Biogen, Inc. *	528,420
		1,059,323
Canned, Frozen & Preserved Fruit, Vegetable & Food Specialties - 2.12%
6,280	The Kraft Heinz Co.	558,606

Computer & Office Equipment - 2.84%
4,887	International Business Machines Corp.	751,083

Converted Paper & Paperboard Products (No Containers/Boxes) - 1.91%
4,414	Kimberly Clark Corp.	505,006

Electronic & Other Electrical Equipment (No Computer Equipment) - 2.16%
11,275	Emerson Electric Co.	571,417

Electronic Computers - 4.16%
9,671	Apple, Inc.	1,098,045

Entertainment - Diversified - 2.04%
8,725	Comcast Corp. Class A	539,380

Farm Machinery & Equipment - 2.18%
6,530	Deere & Co.	576,599

Fire, Marine & Casualty Insurance - 3.31%
8,088	The Travelers Co., Inc.	874,960

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares		Value

Food & Kindred Products - 4.27%
10,466	Campbell Soup Co.	$ 568,722
7,461	Mead Johnson Nutrition Co.	557,859
		1,126,581
General Industrial Machinery & Equipment - 3.06%
7,107	Illinois Tool Works, Inc.	807,142

Internet Software & Services - 2.82%
475	Alphabet, Inc. Class C *	372,657
460	Alphabet, Inc. Class A *	372,554
		745,211
Motor Vehicles & Passenger Car Bodies - 2.71%
61,053	Ford Motor Co.	716,762

National Commercial Banks - 2.17%
12,804	U.S. Bancorp.	573,107

Oil & Gas Field Services, NEC - 1.93%
6,500	Schlumberger Ltd.	508,495

Petroleum Refining - 2.08%
6,586	Exxon Mobil Corp.	548,746

Plastic Material, Synth Resin/Rubber, Cellulos (No Glass) - 2.19%
12,646	Sealed Air Corp.	577,037

Railroads, Line-Haul Operating - 2.03%
6,068	Union Pacific Corp.	535,076

Retail-Auto & Home Supply Stores - 2.89%
5,456	Advanced Auto Parts, Inc.	764,277

Retail-Building Materials, Hardware, Garden Supply - 2.01%
4,357	The Home Depot, Inc.	531,598

Retail-Drug Stores & Proprietary Stores - 3.99%
6,625	CVS Health Corp.	557,163
7,354	Express Scripts Holding Co. *	495,660
		1,052,823
Retail-Family Clothing Stores - 2.85%
10,207	TJX Co., Inc.	752,766

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares		Value

Retail-Grocery Stores - 2.12%
18,050	Kroger Co.	$ 559,189

Retail-Lumber & Other Building Materials Dealers - 3.47%
13,739	Lowe's Companies, Inc.	915,704

Retail-Miscellaneous Retail - 2.00%
670	Amazon.com, Inc. *	529,179

Retail-Variety Stores - 3.92%
7,000	Costco Wholesale Corp.	1,035,090

Semiconductors & Related Devices - 2.24%
8,331	Texas Instruments, Inc.	590,251

Services-Business Services, NEC - 2.12%
6,798	Visa, Inc.	560,903

Services-Computer Integrated Systems Design - 2.35%
21,429	Mentor Graphics Corp.	619,298

Surgical & Medical Instruments & Apparatus - 4.49%
5,505	Stryker Corp.	635,002
3,323	3M Co.	549,292
		1,184,294
Telephone Communications ( No Radiotelephone) - 2.07%
14,865	AT&T, Inc.	546,883

Trucking & Courier Services (No Air) - 2.13%
5,216	United Parcel Service, Inc. Class B	562,076

TOTAL FOR COMMON STOCKS (Cost $23,997,140) - 94.90%		25,057,314

LIMITED PARTNERSHIP - 3.11%

Oil, Gas & Coal - 3.11%
12,205	Magellan Midstream Partners L.P.	820,542

TOTAL FOR LIMITED PARTNERSHIP (Cost $868,213) - 3.11%		820,542

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares		Value

MONEY MARKET FUND - 3.82%
1,008,581	Fidelity Institutional Money Market Portfolio 0.30% **	$ 1,008,581

TOTAL FOR MONEY MARKET FUND (Cost $1,008,581) - 3.82%		1,008,581

TOTAL INVESTMENTS (Cost $25,873,934) - 101.83%		26,886,437

LIABILITIES LESS OTHER ASSETS , NET - (1.83)%		(481,852)

NET ASSETS - 100.00%		$26,404,585

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2016

Shares/ Principal		Value

COMMON STOCKS - 5.33%

Air Transportation, Scheduled - 0.08%
454	Delta Air Lines, Inc.	$ 18,964

Auto Controls for Regulating Residential & Commercial Environments & Appliances - 0.10%
391	Ingersoll-Rand PLC. (Ireland)	26,310

Banks - 0.13%
355	The PNC Financial Services Group, Inc.	33,938

Beverages - 0.14%
388	Dr. Pepper Snapple Group, Inc.	34,063

Biological Products (No Diagnostic Substances) - 0.09%
167	Amgen, Inc.	23,574

Computer Storage Devices - 0.07%
443	NetApp, Inc.	15,035
34	Western Digital Corp.	1,987
		17,022
Electric & Other Services Combined - 0.18%
314	Exelon Corp.	10,698
570	WEC Energy Group, Inc.	34,040
		44,738
Electric Services - 0.29%
309	NextEra Energy, Inc.	39,552
437	Pinnacle West Capital Corp.	33,269
		72,821
Electromedical & Electrotherapeutic Apparatus - 0.13%
406	Medtronic, Inc. (Ireland)	33,300

Food & Kindred Products - 0.17%
429	B&G Foods, Inc. Class A	18,190
453	Campbell Soup Co.	24,616
		42,806
Grain Mill Products - 0.08%
151	Ingredion, Inc.	19,807

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

Hospital & Medical Service Plans - 0.15%
342	Aetna, Inc.	$ 36,714

Hotels & Motels - 0.10%
402	Wyndham Worldwide Corp.	26,468

Household Appliances - 0.11%
179	Whirlpool Corp.	26,818

Investment Advice - 0.08%
235	Ameriprise Financial, Inc.	20,772

Life Insurance - 0.12%
634	MetLife, Inc.	29,773

Malt Beverages - 0.17%
414	Molson Coors Brewing Co. Class B	42,977

Mens & Boys Furnishings Work Clothing & Allied Garments - 0.09%
408	V.F. Corp.	22,118

Motor Vehicle Parts & Accessories - 0.17%
346	Lear Corp.	42,482

Natural Gas Distribution - 0.25%
432	Atmos Energy Corp.	32,136
476	WGL Holdings, Inc.	30,021
		62,157
Natural Gas Transmission & Distribution - 0.24%
514	Spectra Energy Corp.	21,490
787	Oneok, Inc.	38,114
		59,604
Oil & Gas Field Services, NEC - 0.03%
171	Halliburton Co.	7,866

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.11%
264	Zimmer Biomet Holdings, Inc.	27,826

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

Plastic Material, Synth Resin, Rubber, Cellulos (No Glass) - 0.34%
435	Eastman Chemical Co.	$ 31,281
720	The Dow Chemical Co.	38,743
361	Sealed Air Corp.	16,472
		86,496
Railroads, Line-Haul Operating - 0.12%
334	Union Pacific Corp.	29,452

Retail-Apparel & Accessory Stores - 0.11%
1,039	Hanesbrands, Inc.	26,702

Retail-Consumer Staples - 0.29%
363	CVS Health Corp.	30,528
214	Target Corp.	14,708
899	The Kroger Co.	27,851
		73,087
Retail-Discretionary - 0.14%
471	TJX Companies, Inc.	34,736

Search, Detection, Navagation, Guidance, Aeronautical Systems - 0.13%
238	Raytheon Co.	32,513

Semi-Conductors & Related Devices - 0.05%
13	Broadcom Ltd. Class A (Singapore)	2,214
137	Life Storage, Inc.	11,049
		13,263
Services-Business Services, Nec - 0.28%
341	Accenture PLC. Class A (Ireland)	39,638
476	Broadridge Financial Solutions, Inc.	30,778
		70,416
Services-Help Supply Services - 0.12%
400	Manpower Group, Inc.	30,720

Services-Prepackaged Software - 0.09%
386	Microsoft Corp.	23,129

State Commercial Banks - 0.15%
526	State Street Corp.	36,931

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

Surgical & Medical Instruments & Apparatus - 0.18%
130	3M Co.	$ 21,489
145	Becton Dickinson & Co.	24,347
		45,836
Water Supply - 0.16%
548	American Water Works Co.	40,574

Wholesale-Drugs, Proprietaries & Druggists' Sundries - 0.09%
326	Cardinal Health, Inc.	22,393

TOTAL FOR COMMON STOCKS (Cost $1,081,606) - 5.33%		1,339,166

CORPORATE BONDS - 34.55%

Banking - 10.40%
250,000	Bank of America Corp. 5.875%, 01/05/2021	284,187
250,000	Bank of America Corp. 1.25%, 02/14/2017	250,223
200,000	Barclays Plc. 3.65%, 03/16/2025	196,366
65,000	BB&T Corp. 4.90%, 06/30/2017	66,464
250,000	Capital One NA, McLean VA. 1.65%, 2/5/2018	250,206
250,000	Discover Bank, Greenwood, DE 7.00%, 4/15/2020	282,326
130,000	Fifth Third Bancorp 4.50%, 06/01/2018	134,796
250,000	Goldman Sachs Group, Inc. 4.00%, 03/03/2024	266,507
100,000	HSBC USA, Inc. 2.625%, 09/24/2018	101,506
200,000	Huntington National Bank 2.20%, 04/19/2019	201,634
225,000	JPMorgan Chase & Co. 4.25%, 10/15/2020	242,978
250,000	Manufactures & Traders Trust Co. 2.10%, 02/06/2020	251,704
60,000	PNC Financial Services Group, Inc. 6.75% **	66,600
225,000	Suntrust Banks, Inc. 6.00%, 02/15/2026	265,054
		2,860,551
Gaming, Lodging & Restaurants - 1.02%
242,000	Wyndham Worldwide Corp. 4.25%, 03/01/2022	255,629

Home & Office Products - 1.98%
283,000	D.R. Horton, Inc. 3.75%, 03/01/2019	291,490
200,000	Toll Brothers Finance Corp. 4.00%, 12/31/2018	206,500
		497,990
Household Products - 0.83%
200,000	Clorox Co., 3.05%,09/15/2022	207,481

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

Institutional Financial Services - 1.05%
250,000	Morgan Stanley 3.75%, 02/25/2023	$ 263,943

Insurance - 2.00%
250,000	American International Group, Inc. 4.875%, 06/01/2022	279,195
200,000	Anthem, Inc. 7.00%, 02/15/2019	223,182
		502,377
Oil, Gas & Coal - 3.66%
200,000	Apache Corp. Sr Nt 3.625%, 02/01/2021	208,932
150,000	Buckeye Partners, L.P. 5.50%, 08/15/2019	162,658
100,000	Buckeye Partners, L.P. 2.65%, 11/15/2018	101,108
150,000	ConocoPhillips 5.75%, 02/01/2019	162,349
100,000	Devon Energy Corp. 6.30%, 01/15/2019	107,895
175,000	Transocean Inc. 6.00%, 03/15/2018 (Cayman Islands)	175,525
		918,467
Real Estate - 0.96%
216,000	HCP, Inc. 5.375%, 02/01/2021	240,828

Retail-Consumer Staples - 3.92%
225,000	CVS Health Corp. 2.75%, 12/01/2022	228,853
250,000	CVS Health Corp. 2.875%, 06/01/2026	248,153
250,000	Staples, Inc. 2.75%, 01/12/2018	251,998
250,000	The Kroger Co. 2.60%, 02/01/2021	254,811
		983,815
Security & Commodity Brokers, Dealers, Exchanges & Services - 1.04%
250,000	NASDAQ, Inc. 5.25%, 01/16/2018	260,806

Semiconductors - 0.98%
225,000	KLA-Tencor Corp. 4.65%, 11/01/2024	245,931

Services-Personal Services - 0.95%
230,000	Block Financial LLC. 4.125%, 10/01/2020	239,322

Specialty Finance - 2.83%
250,000	Ford Motor Credit Co. 3.35%, 05/20/2026	243,818
250,000	Visa, Inc. 2.80%, 12/14/2022	259,982
200,000	Western Union Co. 3.35%, 05/22/2019	205,183
		708,983

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

Technology Services - 2.08%
250,000	IBM Corp. 3.625%, 02/12/2024	$ 269,259
250,000	Microsoft Corp. 2.375%, 05/01/2023	253,644
		522,903
Telecom - 0.85%
200,000	Frontier Communications Corp. 8.50%, 04/15/2020	213,500

TOTAL FOR CORPORATE BONDS (Cost $8,771,716) - 34.55%		8,922,526

LIMITED PARTNERSHIPS - 0.45%

Oil, Gas & Coal - 0.45%
136	Alliance Holdings GP L.P.	4,129
431	Energy Transfer Partners L.P.	15,076
1,329	Enterprise Products Partners L.P.	33,544
1,497	Global Partners L.P.	23,578
531	Magellan Midstream Partners L.P.	35,699
		112,026

TOTAL FOR LIMITED PARTNERSHIPS (Cost $129,592) - 0.45%		112,026

MUNICIPAL BONDS - 4.96%

Delaware - 0.24%
60,000	Delaware State Housing Authority 2.75%, 12/01/2041	59,565

Kentucky - 1.03%
250,000	Kentucky State Housing Corp. 3.168%, 01/01/2020	259,052

Maryland - 0.21%
50,000	Maryland State Community Dev. Admin. Dept. 6.50%, 03/01/2043	53,235

Massachusetts - 0.54%
130,000	Massachusetts Housing Finance Agency 3.279%, 12/01/2020	135,063

New Mexico - 0.04%
10,000	New Mexico Mortgage Finance Authority 6.35%, 01/01/2028	10,279

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

North Carolina - 0.62%
25,000	North Carolina State Housing 4.00%, 01/01/ 2034	$ 25,391
130,000	North Carolina State Housing 4.65%, 07/01/2021	130,251
		155,642
Pennsylvania - 0.87%
200,000	Pennsylvania State High Education Facilities Authority 4.00%, 06/15/2023	218,954

Washington - 1.41%
100,000	King County Washington School District #411 Issaquah 1.293%, 12/01/2018	100,704
250,000	Port Camas Washougal Washington 2.00%, 12/01/2019	252,615
		353,319

TOTAL FOR MUNICIPAL BONDS (Cost $1,224,206) - 4.96%		1,245,109

PREFERRED SECURITIES - 17.97%

Banking - 3.05%
6,000	BB&T Corp. PFD 5.625%, 12/31/2049	154,800
5,000	Citigroup, Inc. PFD 6.875%, 02/12/2019	135,200
4,000	HSBC Holdings Plc. PFD 8.125%, 12/31/2049 (United Kingdom)	107,320
4,000	JPMorgan Chase & Co. PFD 6.125%, 12/31/2049	107,440
6,000	TCF Financial Co. PFD 7.50%, 12/31/2049	156,990
4,000	US Bancorp. PFD 5.15, 12/31/2049	103,680
		765,430
Computer & Office Equipment - 0.42%
4,000	Pitney Bowes, Inc. PFD 6.70%, 03/07/2043	106,480

Electric & Other Services Combined - 0.43%
4,000	Interstate Power & Light Co. PFD 5.10%, 12/31/2049	107,000

Institutional Financial Services - 2.39%
4,800	BGC Partners, Inc. PFD 8.125%, 06/15/2042	125,459
4,000	KKR & Co. PFD 6.75%, 12/31/2049	108,240
4,750	Raymond James Financial PFD 6.90%, 03/15/2042	122,597
5,386	State Street Corp. PFD 5.25%, 12/31/2049	136,804
4,000	The Bank of New York Mellon Corp. PFD 5.20%, 12/31/2049	106,000
		599,100

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

Insurance - 3.76%
4,000	Aegon N.V. PFD 6.50%, 12/31/2049 (Netherlands)	$ 103,720
4,000	Amtrust Financial Services, Inc. Series A PFD 6.75%, 12/31/2049	100,400
5,000	Arch Capital Group Ltd. PFD 6.75%, 12/31/2049	127,850
6,000	Aviva PLC PFD 8.25%, 12/01/2041 (United Kingdom)	153,780
4,000	Axis Capital Holdings, Ltd. 6.875%, 04/15/2017 (Bermuda)	102,600
4,737	PartnerRe Ltd. Series H 7.25%, 12/31/2049 (Bermuda)	141,163
4,000	Prudential Financial, Inc. PFD 5.75%, 15/15/2032	105,560
4,000	The Allstate Corp. PFD 6.625%, 12/31/2049	108,640
		943,713
Machine Tools & Accessories - 0.26%
2,500	Stanley Black & Decker, Inc. PFD 5.75%, 07/25/2052	64,700

Radio Telephone Communications - 0.41%
4,000	Telephone & Data Systems, Inc. 7.00%, 03/15/2060	101,880

Real Estate - 2.63%
5,000	Corporate Office Properties Trust Series L PFD 7.375%, 12/31/2049	128,800
6,000	Hospitality Properties Trust Series D PFD 7.125%, 12/31/2049	152,040
4,000	LaSalle Hotel Properties PFD 7.50%, 12/31/2049	101,856
2,000	Post Properties, Inc. Series A PFD 8.50%, 12/31/2049	137,010
5,500	Public Storage 5.75%, 12/31/49	139,755
		659,461
Retail-Discretionary - 0.53%
5,000	Ebay, Inc. PFD 6.00%, 02/01/2056	132,750

Specialty Finance - 2.51%
6,500	Allied Capital Corp. PFD 6.875%, 04/15/2047	166,725
5,907	American Capital Agency Corp. PFD 8.00%, 12/31/2049	151,515
4,132	Annaly Capital Management, Inc. Series C PFD 7.625%, 12/31/2049	103,961
4,000	Aspen Insurance Holdings Ltd. PFD 7.401%, 12/31/2049 ** (Bermuda)	101,200
4,000	The Charles Schwab Corp. 5.95%, 12/31/2049	108,280
		631,681
Utilities - 0.93%
5,000	NextEra Energy Capital Holdings, Inc. PFD 5.625%, 06/15/2072	128,000
4,000	The Southern Co. PFD 6.25%, 10/15/75	106,840
		234,840

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

Wireless Telecommunication Services - 0.65%
2,509	Qwest Corp. PFD 7.50%, 09/15/2051	$ 63,779
3,900	Qwest Corp. PFD 7.00%, 04/01/2052	99,060
		162,839

TOTAL FOR PREFERRED SECURITIES (Cost $4,493,087) - 17.97%		4,509,874

REAL ESTATE INVESTMENT TRUSTS - 0.64%
327	Equity Residential	20,192
691	HCP, Inc.	23,667
787	National Retail Properties, Inc.	35,903
866	Omega Healthcare Investors, Inc.	27,565
604	Weingarten Realty Investors	21,871
477	Welltower, Inc.	32,689

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $141,741) - 0.64%		161,887

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 34.87%

Federal Farm Credit Banks - 4.49%
300,000	Federal Farm Credit Banks 2.87%, 11/18/2024	300,234
300,000	Federal Farm Credit Banks 2.62%, 03/28/2025	300,641
300,000	Federal Farm Credit Banks 2.32%, 06/23/2025	300,103
225,000	Federal Farm Credit Banks 3.53%, 12/23/2030	225,115
		1,126,093
Federal Home Loans Banks - 4.80%
300,000	Federal Home Loans Banks 2.15%, 10/21/2022	300,001
300,000	Federal Home Loans Banks 2.50%, 05/30/2023	312,563
300,000	Federal Home Loans Banks 2.09%, 07/19/2024	294,310
300,000	Federal Home Loans Banks 2.125%, 09/02/2026	297,524
		1,204,398
Federal Home Loans Mortgage Corporation - 4.35%
150,000	Federal Home Loan Mortgage Credit 2.375%, 01/13/2022	156,691
136,922	Federal Home Loan Mortgage Credit Class AC CMO 2.25%, 02/15/2028	137,831
2,535	Federal Home Loan Mortgage Credit Pool #1B4069 2.875%, 05/01/2038 ***	2,659
25,058	Federal Home Loan Mortgage Credit Pool #407172 2.595%, 09/01/2022 ***	25,187
4,812	Federal Home Loan Mortgage Credit Pool #755028 2.696%, 11/01/2018 ***	4,846
4,573	Federal Home Loan Mortgage Credit Pool #845590 2.515%, 01/01/2024 ***	4,602
10,019	Federal Home Loan Mortgage Credit Pool #845965 2.74%, 01/01/2024 ***	10,308

***Adjustable rate security; the coupon rate shown represents the coupon at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

Federal Home Loans Mortgage Corporation - (Continued)
243,065	Federal Home Loan Mortgage Gold Pool #G30920 2.50%, 05/01/2036	$ 246,933
241,792	Federal Home Loan Mortgage Gold Pool #G08705 3.00%, 05/01/2046	249,134
241,250	Federal Home Loan Mortgage Gold Pool #G08706 3.50%, 05/01/2046	253,373
		1,091,564
Federal National Mortgage Associations - 9.50%
150,000	Federal National Mortgage Association 1.40%, 08/28/2020	149,986
250,000	Federal National Mortgage Association 1.52%, 07/28/2021	247,724
300,000	Federal National Mortgage Association 2.125%, 04/24/2026	299,957
225,000	Federal National Mortgage Association 2.625%, 09/06/2024	237,274
150,000	Federal National Mortgage Association 5.375%, 06/12/2017	154,405
28,782	Federal National Mortgage Association Pool #279880 1.83%, 04/01/2024***	29,203
61,734	Federal National Mortgage Association Pool #462285 2.855%, 06/01/2036***	63,566
12,183	Federal National Mortgage Association Pool #551037 2.631%, 11/01/2020***	12,380
46,821	Federal National Mortgage Association Pool #745776 3.031%, 07/01/2036***	49,728
8,684	Federal National Mortgage Association Pool #791573 2.67%, 08/01/2034***	9,143
49,865	Federal National Mortgage Association Pool #883017 2.928%, 06/01/2036***	52,939
48,622	Federal National Mortgage Association Pool #888386 2.771%, 03/01/2038***	51,332
4,983	Federal National Mortgage Association Pool #995350 2.626%, 09/01/2038***	5,212
298,883	Federal National Mortgage Association Pool #AN2263 2.29%, 04/01/2025	295,967
222,956	Federal National Mortgage Association Pool #AY0822 2.50%, 04/01/2045	222,672
241,422	Federal National Mortgage Association Pool #BA3805 3.00%, 05/01/2046	248,766
243,342	Federal National Mortgage Association Pool# MA2643 3.00%, 05/01/2036	253,593
		2,383,847
Federal Home Loans Mortgage Corporation Collateralized Mortgage Obligations - 1.19%
284,042	FHR 4447 PA Mortgage 3.00%, 12/15/2044	298,316

Federal National Mortgage Associations Collateralized Mortgage Obligations - 5.74%
122,984	FNA 2013-M9 Class ASQ2 CMO 1.8248%, 06/25/2018	123,800
261,802	FNR 2012-99 Class AV Mtg. 3.00%, 08/25/2036	270,561
296,513	FNR 2012-120 Class PA Mtg. 3.50%, 10/25/2042 **	314,766
236,899	FNR 2012-134 Class VP CMO Mtg. 3.00%, 10/25/2042 **	248,976
101,582	FNR 2013-124 Class BD CMO 2.50%, 12/25/2028	103,637
119,356	FNR 2013-41 Class AE CMO 2.00%, 07/25/2037	120,125
250,000	FNR 2015-67 Class QV CMO Mtg. 3.00%, 12/25/2040	259,361
		1,441,226

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2016.

***Adjustable rate security; the coupon rate shown represents the coupon at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

Government National Mortgage Associations - 3.54%
11,443	Government National Mortgage Association Pool #008062 2.00%, 10/20/2022 ***	$ 11,725
37,356	Government National Mortgage Association Pool #008120 2.00%, 01/20/2023 ***	38,314
6,457	Government National Mortgage Association Pool #008228 1.875%, 07/20/2023 ***	6,630
6,333	Government National Mortgage Association Pool #008259 1.875%, 08/20/2023 ***	6,502
23,022	Government National Mortgage Association Pool #008350 2.00%, 01/20/2024 ***	23,673
4,556	Government National Mortgage Association Pool #008375 2.00%, 02/20/2024 ***	4,687
5,527	Government National Mortgage Association Pool #008395 2.00%, 03/20/2024 ***	5,686
2,369	Government National Mortgage Association Pool #008410 2.125%, 04/20/2024 ***	2,439
5,049	Government National Mortgage Association Pool #008421 2.125%, 05/20/2024 ***	5,195
4,366	Government National Mortgage Association Pool #008502 1.875%, 09/20/2024 ***	4,498
7,188	Government National Mortgage Association Pool #008503 1.875%, 09/20/2024 ***	7,401
5,702	Government National Mortgage Association Pool #008565 2.00%, 12/20/2024 ***	5,870
9,552	Government National Mortgage Association Pool #008567 2.50%, 12/20/2024 ***	9,975
22,827	Government National Mortgage Association Pool #008595 2.00%, 02/20/2025 ***	23,531
5,101	Government National Mortgage Association Pool #008660 1.875%, 07/20/2025 ***	5,264
12,122	Government National Mortgage Association Pool #080450 1.875%, 09/20/2030 ***	12,391
42,961	Government National Mortgage Association Pool #080524 1.875%, 07/20/2031 ***	44,627
49,101	Government National Mortgage Association Pool #080569 2.00%, 01/20/2032 ***	50,959
5,662	Government National Mortgage Association Pool #080659 2.00%, 12/20/2032 ***	5,868
63,944	Government National Mortgage Association Pool #081113 2.00%, 10/20/2034 ***	66,406
30,033	Government National Mortgage Association Pool #081727 1.875%, 7/20/2036 ***	31,108
52,421	Government National Mortgage Association Pool #082903 1.875%, 08/20/2041	54,070
286	Government National Mortgage Association Pool #314616 8.50%, 04/15/2022	287
1,403	Government National Mortgage Association Pool #335228 7.50%, 12/15/2023	1,510
530	Government National Mortgage Association Pool #343498 8.00%, 02/15/2023	532
282	Government National Mortgage Association Pool #352081 7.00%, 09/15/2023	305
1,488	Government National Mortgage Association Pool #352837 6.50%, 01/15/2024	1,710
1,116	Government National Mortgage Association Pool #353946 7.00%, 02/15/2024	1,120
912	Government National Mortgage Association Pool #426033 6.50%, 04/15/2026	1,049
8,354	Government National Mortgage Association Pool #460203 7.00%, 04/15/2028	9,192
191,459	Government National Mortgage Association Series 2012-047 Cl Va 3.50%, 07/23/2023	201,768
250,000	Government National Mortgage Association Series 2012-113 Cl Py 2.50%, 09/20/2042**	244,913
		889,205
U.S Government Agency - 1.06%
250,000	Tennessee Valley Authority 2.875%, 9/15/2024	266,491

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2016.

***Adjustable rate security; the coupon rate shown represents the coupon at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

OCTOBER 31, 2016

Shares/ Principal		Value

U.S. Small Business Administration - 0.20%
50,810	U.S. Small Business Admin Pool #508527 3.825%, 02/25/2018	$ 51,351

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $8,728,970) - 34.87%		8,752,491

MONEY MARKET FUND - 0.25%
63,501	Fidelity Institutional Money Market Portfolio 0.30% **	63,501

TOTAL FOR MONEY MARKET FUND (Cost $63,501) - 0.25%		63,501

TOTAL INVESTMENTS (Cost $24,634,419) - 99.02%		25,106,580

OTHER ASSETS LESS LIABILITIES, NET - 0.98%		(4,030)

NET ASSETS - 100.00%		$25,102,550

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV LATIN AMERICA FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2016

Shares		Value

MONEY MARKET FUND - 100.26%
4,474,457	Fidelity Institutional Money Market Portfolio 0.36% **	$ 4,474,457

TOTAL FOR MONEY MARKET FUND (Cost $4,474,457) - 100.26%		4,474,457

TOTAL INVESTMENTS (Cost $4,474,457) - 100.26%		4,474,457

LIABILITIES LESS OTHER ASSETS, NET - (0.26)%		(11,721)

NET ASSETS - 100.00%		$ 4,462,736

** Variable rate security; the coupon rate shown represents the coupon at October 31, 2016.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2016

Assets:	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Epiphany FFV Latin America Fund
Investments in Securities, at Value
(Cost $25,873,934; $24,634,419; & $4,474,457, respectively)	$26,886,437	$25,106,580	$4,474,457
Cash	-	1,806	-
Receivables:
Portfolio Securities Sold	2,282,204	101,228	-
Dividends and Interest	31,378	126,993	4,624
Shareholder Subscriptions	2,000	33,049	-
Due from Adviser	-	-	3,722
Prepaid Expenses	12,820	16,046	-
Total Assets	29,214,839	25,385,702	4,482,803
Liabilities:
Payables:
Portfolio Securities Purchased	2,751,828	250,303	-
Shareholder Redemptions	14,645	-	-
Advisory Fees	16,950	10,350	-
Administrative Fees	1,822	3,250	3,582
Distribution Fees	5,843	2,371	1,689
Chief Compliance Officer Fees	1,000	1,000	2,540
Trustee Fees	1,407	1,438	1,125
Accrued Expenses	16,759	14,440	11,131
Total Liabilities	2,810,254	283,152	20,067
Net Assets	$26,404,585	$25,102,550	$4,462,736

Net Assets Consist of:
Paid In Capital	$24,996,932	$24,761,347	$5,957,997
Accumulated Undistributed Net Investment Income	-	42,534	-
Accumulated Undistributed Realized Gain (Loss) on Investments	395,150	(173,492)	(1,495,261)
Unrealized Appreciation in Value of Investments	1,012,503	472,161	-
Net Assets	$26,404,585	$25,102,550	$4,462,736

Net Asset Value Per Share

Class A
Net Assets	$19,656,833	$23,961,594	$4,462,736
Shares of beneficial interest outstanding	1,767,702	2,287,154	609,043
Net asset value per share	$ 11.12	$ 10.48	$ 7.33
Redemption price per share (a)	$ 10.90	$ 10.27	$ 7.18
Offering price per share (maximum sales charge of 5.00%)	$ 11.71	$ 11.03	$ 7.71

Class C
Net Assets	$ 6,747,752	$ 1,140,956
Shares of beneficial interest outstanding	621,351	108,549
Net asset value per share (b)	$ 10.86	$ 10.51
Redemption price per share (a)	$ 10.64	$ 10.30

(a)  A redemption fee of 2.00% is imposed in the event of certain redemption transactions within sixty days of purchase.

(b) A contingent deferred sales charge ("CDSC") of 1.00% is imposed in the event of certain redemption transactions within one year of purchase.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

STATEMENT OF OPERATIONS

For the year ended OCTOBER 31, 2016

	Epiphany FFV Fund	Epiphany FFV Strategic Income Fund	Epiphany FFV Latin America Fund
Investment Income:
Dividends (a)	$ 564,069	$ 328,410	$ 61,673
Interest	1,576	479,914	832
Total Investment Income	565,645	808,324	62,505

Expenses:
Advisory Fees	214,327	124,609	37,962
Distribution Fees:
Class A	54,301	59,631	9,490
Class C	68,565	10,694	-
Transfer Agent	52,861	38,720	15,279
Administrative	20,159	18,000	18,000
Registration	32,279	31,897	19,539
Audit	13,772	13,772	11,531
Shareholder Service (Non 12b-1)	20,004	22,429	2,657
Legal	9,527	9,608	10,365
Custody	8,782	11,205	7,521
Printing	6,751	3,348	1,781
Insurance	2,896	10,414	4,676
Compliance Officer	11,979	13,078	14,024
Trustee	9,499	9,864	10,165
Other	5,444	7,392	6,140
Total Expenses	531,146	384,661	169,130
Fees Waived and Reimbursed by the Adviser	(51,068)	(65,118)	(102,697)
Net Expenses	480,078	319,543	66,433

Net Investment Income	85,567	488,781	(3,928)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Realized Gain (Loss) on Investments and Foreign Currency Transactions (b)	397,918	(159,546)	(603,035)
Net Change in Unrealized Appreciation (Depreciation) on Investments, Options and Foreign Currency Transactions
	(848,046)	223,127	1,267,345
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(450,128)	63,581	664,310

Net Increase (Decrease) in Net Assets Resulting from Operations	$(364,561)	$ 552,362	$ 660,382

(a) Net of Foreign withholding taxes of $0, $0, and $1,481, respectively.

(b)  Includes $5,382 in capital gain distributions from portfolio companies for the Epiphany FFV Strategic Income Fund.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2016	10/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 85,567	$ 57,006
Net Realized Gain on Investments	397,918	1,555,764
Net Change in Unrealized Depreciation on Investments	(848,046)	(1,796,905)
Net Decrease in Net Assets Resulting from Operations	(364,561)	(184,135)

Distributions to Shareholders from:
Net Investment Income:
Class A (formerly Class N)	(83,713)	(30,974)
Class A (no longer in operation)	-	(503)
Class C	(2,963)	-
Realized Gains:
Class A (formerly Class N)	(1,181,132)	(1,426,935)
Class A (no longer in operation)	-	(323,445)
Class C	(368,521)	(549,519)
Return of Capital:
Class A (formerly Class N)	(42,168)	-
Net Change in Net Assets from Distributions	(1,678,497)	(2,331,376)

Capital Share Transactions: *
Proceeds from Sale of Shares:
Class A (formerly Class N)	4,117,120	8,907,392
Class A (no longer in operation)	-	1,194,510
Class C	477,749	790,274
Shares Issued on Reinvestment of Dividends
Class A (formerly Class N)	1,221,595	1,373,097
Class A (no longer in operation)	-	306,959
Class C	369,829	549,299
Cost of Shares Redeemed:
Class A (formerly Class N)	(6,743,671)	(5,152,700)
Class A (no longer in operation)	-	(5,642,026)
Class C	(789,647)	(870,119)
Redemption Fees	579	1,991
Net Increase (Decrease) from Shareholder Activity	(1,346,446)	1,458,677

Net Assets:
Net Decrease in Net Assets	(3,389,504)	(1,056,834)
Beginning of Year	29,794,089	30,850,923
End of Year (Including Accumulated Undistributed Net
Investment Income of $0 and $1,109, respectively)	$ 26,404,585	$ 29,794,089

Share Activity *
Class A (formerly Class N):
Shares Sold	373,174	717,404
Shares Reinvested	111,221	110,554
Shares Redeemed	(620,987)	(424,388)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	(136,592)	403,570

Class A (no longer in operation):
Shares Sold	-	95,097
Shares Reinvested	-	24,636
Shares Redeemed	-	(447,683)
Net Increase (Decrease) in Shares of Beneficial Interest Outstanding	-	(327,950)

Class C:
Shares Sold	43,706	65,732
Shares Reinvested	34,403	44,877
Shares Redeemed	(73,237)	(73,266)
Net Increase in Shares of Beneficial Interest Outstanding	4,872	37,343

*  On June 1, 2015, the Class A shares were merged with Class N shares, and then Class N was renamed Class A.  Former Class A shares, 430,541 shares, valued at $5,411,897 were merged into Class N shares, and then renamed Class A.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2016	10/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 488,781	$ 369,155
Net Realized Loss on Investments	(159,546)	(27,767)
Net Change in Unrealized Appreciation (Depreciation) on Investments	223,127	(158,487)
Net Increase in Net Assets Resulting from Operations	552,362	182,901

Distributions to Shareholders from:
Net Investment Income:
Class N	-	(215,354)
Class A	(464,793)	(238,871)
Class C	(3,432)	(11,521)
Realized Gains:
Class N	-	(26,788)
Class A	-	(12,420)
Class C	-	(1,400)
Net Change in Net Assets from Distributions	(468,225)	(506,354)

Capital Share Transactions: *
Proceeds from Sale of Shares:
Class N	-	2,862,685
Class A	6,986,014	18,666,825
Class C	317,317	443,540
Shares Issued on Reinvestment of Dividends
Class N	-	237,660
Class A	414,748	220,056
Class C	3,215	12,584
Cost of Shares Redeemed:
Class N	-	(14,254,110)
Class A	(5,483,125)	(2,229,910)
Class C	(106,587)	(133,475)
Redemption Fees	475	2,938
Net Increase from Shareholder Activity	2,132,057	5,828,793

Net Assets:
Net Increase in Net Assets	2,216,194	5,505,340
Beginning of Year	22,886,356	17,381,016
End of Year (Including Accumulated Undistributed Net
Investment Income of $63,064 and $42,508, respectively)	$ 25,102,550	$ 22,886,356

Share Activity *
Class N:
Shares Sold	-	272,169
Shares Reinvested	-	22,720
Shares Redeemed	-	(1,362,027)
Net Increase in Shares of Beneficial Interest Outstanding	-	(1,067,138)

Class A:
Shares Sold	666,781	1,776,410
Shares Reinvested	39,611	21,003
Shares Redeemed	(521,599)	(212,797)
Net Increase in Shares of Beneficial Interest Outstanding	184,793	1,584,616

Class C:
Shares Sold	30,537	42,399
Shares Reinvested	312	1,206
Shares Redeemed	(10,235)	(12,830)
Net Increase in Shares of Beneficial Interest Outstanding	20,614	30,775

*  On June 1, 2015, Class N shares were redesignated and reissued as Class A shares.  Former Class N shares, 1,264,026 shares,

valued at $13,297,422 were merged into Class A shares.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV LATIN AMERICA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	10/31/2016	10/31/2015
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (3,928)	$ 41,837
Net Realized Loss on Investments and Foreign Currency Transactions	(603,035)	(613,762)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	1,267,345	(968,713)
Net Increase (Decrease) in Net Assets Resulting from Operations	660,382	(1,540,638)

Distributions to Shareholders from:
Net Investment Income:
Class N	-	(3,965)
Class A	-	(43,923)
Return of Capital:
Class A	(9,705)	-
Net Change in Net Assets from Distributions	(9,705)	(47,888)

Capital Share Transactions:
Proceeds from Sale of Shares:
Class N *	-	400,039
Class A *	1,504,571	3,945,227
Class C **	-	-
Shares Issued on Reinvestment of Dividends
Class N *	-	3,923
Class A *	9,423	43,554
Class C **	-	-
Cost of Shares Redeemed:
Class N *	-	(3,984,506)
Class A *	(1,040,197)	(906,880)
Class C **	-	(12,957)
Redemption Fees	760	67
Net Increase (Decrease) from Shareholder Activity	474,557	(511,533)

Net Assets:
Net Increase (Decrease) in Net Assets	1,125,234	(2,100,059)
Beginning of Period	3,337,502	5,437,561
End of Period (Including Accumulated Undistributed Net
Investment Income of $0 and $0, respectively)	$4,462,736	$ 3,337,502

Share Activity
Class N: *
Shares Sold	-	50,676
Shares Reinvested	-	505
Shares Redeemed	-	(537,523)
Net Decrease in Shares of Beneficial Interest Outstanding	-	(486,342)

Class A: *
Shares Sold	235,892	536,478
Shares Reinvested	1,396	6,019
Shares Redeemed	(156,052)	(136,116)
Net Increase in Shares of Beneficial Interest Outstanding	81,236	406,381

Class C: **
Shares Sold	-	-
Shares Redeemed	-	(1,658)
Net Decrease in Shares of Beneficial Interest Outstanding	-	(1,658)

*  Effective June 1, 2015, all Epiphany FFV Latin America Fund Class N shares were redesignated and reissued as Class A, eliminating Class N shares.

** As of April 29, 2015, Class C shares were liquidated.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND - CLASS A (FORMERLY CLASS N)

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2016	10/31/2015(a)	10/31/2014	10/31/2013	10/31/2012

Net Asset Value, at Beginning of Year	$ 11.88	$ 12.85	$ 12.82	$ 10.27	$ 9.27

Income From Investment Operations:
Net Investment Income *	0.05	0.04	0.03	0.07	0.10
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.15)	0.03	1.49	2.74	0.99
Total from Investment Operations	(0.10)	0.07	1.52	2.81	1.09

Distributions:
From Net Investment Income	(0.04)	(0.08)	(0.05)	(0.08)	(0.09)
From Net Realized Gain	(0.60)	(0.96)	(1.44)	(0.18)	-
Return of Capital	(0.02)	-	-	-	-
Total from Distributions	(0.66)	(1.04)	(1.49)	(0.26)	(0.09)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 11.12	$ 11.88	$ 12.85	$ 12.82	$ 10.27

Total Return **	(0.72)%	0.25%	12.96%	27.97%	11.85%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 19,657	$ 22,619	$ 19,283	$ 13,952	$ 11,622
Before Waiver
Ratio of Expenses to Average Net Assets	1.68%	1.68%	1.60%	2.20%	2.43%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.30%	0.18%	0.16%	(0.11%)	0.07%
After Waiver
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.48%	0.36%	0.26%	0.59%	1.00%
Portfolio Turnover	63%	81%	70%	83%	47%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

(a)  On June 1, 2015, Class N shares were renamed Class A shares.

 The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV FUND - CLASS C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012

Net Asset Value, at Beginning of Year	$ 11.64	$ 12.68	$ 12.71	$ 10.19	$ 9.20

Income From Investment Operations:
Net Investment Income (Loss) *	(0.03)	(0.05)	(0.06)	(0.07)	0.02
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.15)	(0.03)	1.47	2.77	0.99
Total from Investment Operations	(0.18)	(0.08)	1.41	2.70	1.01

Distributions:
From Net Investment Income	-***	-	-	(0.01)	(0.02)
From Net Realized Gain	(0.60)	(0.96)	(1.44)	(0.17)	-
Total from Distributions	(0.60)	(0.96)	(1.44)	(0.18)	(0.02)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 10.86	$ 11.64	$ 12.68	$ 12.71	$ 10.19

Total Return **	(1.46)%	(1.03)%	12.16%	27.01%	10.98%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 6,748	$ 7,175	$ 7,345	$ 6,524	$ 150
Before Waiver
Ratio of Expenses to Average Net Assets	2.43%	2.42%	2.35%	2.59%	3.15%
Ratio of Net Investment Loss to Average Net Assets	(0.45%)	(0.56%)	(0.58%)	(0.89%)	(0.74%)
After Waiver
Ratio of Expenses to Average Net Assets	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.27%)	(0.39%)	(0.47%)	0.55%	0.16%
Portfolio Turnover	63%	81%	70%	83%	47%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND – CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012

Net Asset Value, at Beginning of Year	$ 10.45	$ 10.62	$ 10.37	$ 10.51	$ 10.24

Income From Investment Operations:
Net Investment Income *	0.21	0.17	0.20	0.28	0.32
Net Gain (Loss) on Securities (Realized and Unrealized)	0.02	(0.07)	0.24	(0.19)	0.25
Total from Investment Operations	0.23	0.10	0.44	0.09	0.57

Distributions:
From Net Investment Income	(0.20)	(0.25)	(0.19)	(0.21)	(0.30)
From Net Realized Gain	-	(0.02)	-	(0.02)	-
Total from Distributions	(0.20)	(0.27)	(0.19)	(0.23)	(0.30)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 10.48	$ 10.45	$ 10.62	$ 10.37	$ 10.51

Total Return **	2.25%	0.97%	4.23%	0.89%	5.61%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 23,962	$ 21,972	$ 5,501	$ 3,688	$ 2,481
Before Waiver
Ratio of Expenses to Average Net Assets	1.51%	1.63%	1.72%	2.26%	2.16%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.21%	1.40%	1.65%	2.15%
After Waiver
Ratio of Expenses to Average Net Assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income to Average Net Assets	1.99%	1.59%	1.88%	2.67%	3.06%
Portfolio Turnover	52%	43%	27%	47%	56%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV STRATEGIC INCOME FUND – CLASS C

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012

Net Asset Value, at Beginning of Year	$ 10.40	$ 10.55	$ 10.31	$ 10.46	$ 10.20

Income From Investment Operations:
Net Investment Income *	0.13	0.11	0.13	0.20	0.23
Net Gain (Loss) on Securities (Realized and Unrealized)	0.02	(0.08)	0.24	(0.18)	0.25
Total from Investment Operations	0.15	0.03	0.37	0.02	0.48

Distributions:
From Net Investment Income	(0.04)	(0.16)	(0.13)	(0.15)	(0.22)
From Net Realized Gain	-	(0.02)	-	(0.02)	-
Total from Distributions	(0.04)	(0.18)	(0.13)	(0.17)	(0.22)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 10.51	$ 10.40	$ 10.55	$ 10.31	$ 10.46

Total Return **	1.41%	0.33%	3.57%	0.16%	4.80%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,141	$ 914	$ 603	$ 568	$ 382
Before Waiver
Ratio of Expenses to Average Net Assets	2.26%	2.41%	2.48%	2.49%	2.92%
Ratio of Net Investment Income to Average Net Assets	0.98%	0.63%	0.80%	1.40%	1.34%
After Waiver
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.04%	1.28%	1.90%	2.25%
Portfolio Turnover	52%	43%	27%	47%	56%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FFV LATIN AMERICA FUND – CLASS A

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period

	Fiscal Years Ended				Period Ended (a)
	10/31/2016	10/31/2015	10/31/2014	10/31/2013	10/31/2012

Net Asset Value, at Beginning of Period	$ 6.32	$ 8.93	$ 9.50	$ 9.59	$ 10.00

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	(0.01)	0.03	0.12	0.07	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	1.03	(2.56)	(0.60)	(0.08)	(0.24)
Total from Investment Operations	1.02	(2.53)	(0.48)	(0.01)	(0.32)

Distributions:
From Net Investment Income	-	(0.08)	(0.09)	(0.08)	(0.09)
From Net Realized Gain	-	-	-	-	-
Return of Capital	(0.01)	-	-	-	-
Total from Distributions	(0.01)	(0.08)	(0.09)	(0.08)	(0.09)

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Period	$ 7.33	$ 6.32	$ 8.93	$ 9.50	$ 9.59

Total Return **	16.23%	(28.46%)	(5.08%)	(0.04%)	(3.14%) (b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 4,463	$ 3,338	$ 1,085	$ 1,115	$ 6
Before Waiver
Ratio of Expenses to Average Net Assets	4.45%	4.42%	3.55%	3.90%	10.50% (c)
Ratio of Net Investment Loss to Average Net Assets	(2.81%)	(2.21%)	(0.49%)	(1.41%)	(10.06%) (c)
After Waiver
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%	1.75% (c)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.10%)	0.47%	1.30%	0.74%	(1.30%) (c)
Portfolio Turnover	35%	26%	17%	11%	3% (b)

(a) The Epiphany FFV Latin America Fund Class A commenced investment operations on March 12, 2012.

(b) Not annualized

(c) Annualized

* Per share net investment income has been determined on the basis of average shares outstanding during the period.

** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year.

*** The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 2016

 1.  ORGANIZATION

Epiphany Funds (the "Trust") was organized as an Ohio Business Trust on September 27, 2006.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").  At year end the Trust consisted of three funds: the Epiphany FFV Fund (“FFV Fund”), the Epiphany FFV Strategic Income Fund (“Strategic Income Fund”), and Epiphany FFV Latin America Fund (“Latin America Fund”), (each individually a “Fund” and collectively the “Funds”).  The Trust became effective with the Securities and Exchange Commission on January 5, 2007 and commenced investment operations on January 8, 2007.  FFV Fund and Strategic Income Fund offer two classes of shares: Class A and Class C.  Latin America Fund offers one class of shares: Class A.  See Note 10.  Each class differs as to sales and redemption charges, and ongoing fees.  Income and realized/unrealized gains or losses are allocated to each class based on relative share balances.

Each of the Funds is a diversified Fund and has a separate investment objective.  The investment objective of the FFV Fund is to seek long-term growth of capital.  The investment objective of the Strategic Income Fund is to seek income.  The investment objective of Latin America Fund is to seek long-term growth of capital. Each Fund invests in securities issued by corporations that demonstrate a commitment to faith and family values as measured by the investment adviser’s FFV Scorecard®.  The focus of the screening is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment.  The screening is consistent with the USCCB Socially Responsible Investment Guidelines and Standard of Biblically Responsible Investing. Business practices are screened in four major areas: Life and Family Exclusions, Social Justice, Environmental Record, and Corporate Governance Practices. The screening process first excludes companies with business activities that are prohibited in the life and family exclusions. Companies that pass the initial screening are then additionally scored to determine their impact on society.  The investment adviser to the Funds is Trinity Fiduciary Partners, LLC (the "Adviser"). The sub-adviser to the Strategic Income Fund is Dana Investment Advisors, Inc. (the “Sub-Adviser”).

All FFV Fund Class A shares were redesignated and reissued as Class N shares, eliminating the class previously designated as Class A, effective as of June 1, 2015.  In order to facilitate a class consolidation, a sales load, structured in the manner previously applicable to FFV Fund Class A shares, was added to FFV Fund Class N, effective as of June 1, 2015.  Any Class N shares previously held were exempt from any such sales load.  FFV Fund “Class N” was renamed “Class A” following the merger and redesignation.

All FFV Strategic Income Fund Class N shares were redesignated and reissued as Class A, eliminating the class previously designated as Class N, effective as of June 1, 2015.

All FFV Latin America Fund Class N shares were redesignated and reissued as Class A, eliminating the class previously designated as Class N, effective as of June 1, 2015.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at fair value as described in Note 3.

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Options Transactions - The Funds may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio and to generate income or gain for the Funds.  The ability of the Funds to successfully utilize options will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  The Funds will comply with applicable regulatory requirements when implementing these techniques and instruments.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.   When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability.  The liability is thereafter valued to reflect the current value of the option.  If the option is not exercised and expires, or if a Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished.  Any such gain or loss generally is a short-term capital gain or loss for

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

federal income tax purposes.  If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received.  If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.  When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk.  No options transactions were entered into for any of the Funds’ during the year ended October 31, 2016.

Federal Income Tax - The Trust has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2013-2015 returns and expected to be taken in the Funds’ 2016 returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify its major tax jurisdictions as U.S. Federal and State of Ohio.  The Funds recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations.  During the year ended October 31, 2016, the Funds did not incur any interest or penalties.

Cash and Cash Equivalents - The Funds maintain their cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Funds have not experienced any losses in such accounts and believe it is not exposed to any significant credit risk on its cash deposits.

Distribution to Shareholders - The following table summarizes each Fund’s dividend and capital gain declaration policy:

Fund	Income Dividends	Capital Gains
FFV Fund	Quarterly	Annually
Strategic Income Fund	Monthly	Annually
Latin America Fund	Quarterly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes; they are reported as distributions of paid-in-surplus or tax return of capital.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

Other - Investment and shareholder transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  When a security in a Fund distributes a non-cash dividend, the non-cash dividend is included in the Fund’s income and the cost basis of the security is adjusted accordingly.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Income or loss from limited partnerships is reclassified in the components of net assets upon receipt of K-1s.

Share Class Accounting - Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective class shares of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Reclassifications – As of October 31, 2016, the Latin Fund recorded a permanent book/tax difference of $3,928 from net investment loss to paid-in capital.  This reclassification has no impact on the net asset value of the Latin Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered more informative to shareholders.

3.  SECURITIES VALUATIONS

Processes and Structure

The Trust’s Board of Trustees (the “Board”) has adopted methods for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Funds’ investment adviser to apply those methods in making fair value determination, subject to Board oversight.  In accordance with the Trust’s good faith pricing guidelines, the Adviser and any Sub-

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

Adviser are required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard exists for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Adviser or the Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure fair value of most of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value.  The three levels of inputs are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

Fair Value Measurements

A description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common and preferred stock, mutual funds, exchange traded fund, real estate investment trusts, limited partnerships) - Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (“Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.  Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed income securities (corporate bonds, structured notes and municipal bonds) - The fair value of fixed income securities is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (when observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Although most fixed income securities are categorized in Level 2 of the fair value hierarchy, in instances when lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

U.S. government securities - U.S. government securities are normally valued using a similar model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government securities are categorized in

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

U.S. agency securities - U.S. agency securities comprise two main categories consisting of agency-issued debt and mortgage pass-throughs.  Agency-issued debt securities are generally valued in a manner similar to U.S. government securities.  Mortgage pass-throughs include to-be-announced (TBA) securities and mortgage pass-through certificates.  TBA securities and mortgage pass-throughs are generally valued using dealer quotations.  Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

Derivative instruments - Listed derivatives, including options, which are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

The following is a summary of inputs used as of October 31, 2016 in valuing the Funds’ investments carried at value:

FFV Fund
Investments in Securities *	Level 1	Level 2	Level 3	Total

Common Stocks	$25,057,314	$ -	$ -	$25,057,314
Limited Partnerships	820,542	-	-	820,542
Money Market Fund	1,008,581	-	-	1,008,581
	$26,886,437	$ -	$ -	$26,886,437
Strategic Income Fund
Investments in Securities – Assets *	Level 1	Level 2	Level 3	Total

Common Stocks	$1,339,166	$ -	$ -	$1,339,166
Corporate Bonds	-	8,922,526	-	8,922,526
Limited Partnerships	112,026	-	-	112,026
Municipal Bonds	-	1,245,109	-	1,245,109
Preferred Securities	4,509,874	-	-	4,509,874
Real Estate Investment Trusts	161,887	-	-	161,887
U.S. Government Agencies and Obligations	-	8,752,491	-	8,752,491
Money Market Fund	63,501	-	-	63,501
	$6,186,454	$18,920,126	$ -	$25,106,580

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

Latin America Fund
Investments in Securities	Level 1	Level 2	Level 3	Total

Money Market Fund	$4,474,457	$ -	$ -	$4,474,457
	$4,474,457	$ -	$ -	$4,474,457

* Industry classifications for the categories are detailed in the Schedule of Investments for each respective Fund.

The Funds did not hold any Level 3 assets during the year ended October 31, 2016. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

4.  INVESTMENT TRANSACTIONS

For the year ended October 31, 2016, aggregate purchases and sales of investment securities (excluding short-term investments) for the Funds were as follows:

Fund	Purchases	Sales
FFV Fund	$ 17,670,488	$20,847,888
Strategic Income Fund	15,586,854	12,635,737
Latin America Fund	1,139,523	5,054,592

5.  ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The business activities of the Funds are supervised under the direction of the Board, which is responsible for the overall management of the Funds.  Trinity Fiduciary Partners LLC serves as the Funds’ investment adviser.   Sam Saladino, a Trustee of the Trust, is also the Chief Executive Officer of the Adviser.

The Adviser acts as investment adviser for the Funds pursuant to the terms of a Management Agreement (the "Management Agreement") with the Trust.  Under the terms of the Management Agreement, the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objectives and policies.  As compensation for its services, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 0.75% of the average daily net assets of the FFV Fund, 0.50% of the average daily net assets of the Strategic Income Fund, and 1.00% of the average daily net assets of the Latin America Fund.  The Adviser, not the Fund, pays the Sub-Adviser an annual fee of 0.10% of the average daily net assets of the Epiphany FFV Strategic Income Fund if total fund assets are $20,000,000 or under, 0.15% of the average daily net assets if total Fund assets are

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

$20,000,001 to $40,000,000 and 0.20% of the average daily net assets if total Fund assets are $40,000,001 or greater.  For the year ended October 31, 2016, the Adviser earned management fees of, and waived fees or made expense reimbursements to the Funds the following:

FFV Fund

Management fees earned for the year ended October 31, 2016 were:
Class A	$162,903
Class C	$ 51,424
Total	$214,327
On October 31, 2016, $16,950 was due to the Adviser.

Strategic Income Fund

Management fees earned for the year ended October 31, 2016 were:
Class A	$ 119,262
Class C	$ 5,347
Total	$ 124,609
On October 31, 2016, $10,350 was due to the Adviser.

Latin America Fund

Management fees earned for the year ended October 31, 2016 were:
Class A	$37,692
On October 31, 2016, $3,722 was due from the Adviser.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed to waive, at least until February 28, 2017, a portion of its management fee and has agreed to reimburse the Funds for other expenses to the extent necessary so that the total expenses incurred by the Funds (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Funds’ business) do not exceed 1.50% and 2.25%, per annum for Class A and C, respectively, of the FFV Fund, 1.75% per annum for Class A of the Latin America Fund, and 1.25% and 2.00%, per annum for Class A and C shares, respectively, of the Strategic Income Fund’s average daily net assets (the “Expense Limitation”).  During the year ended October 31, 2016, the Adviser waived fees or reimbursed expenses for the Funds as follows:

Fund

         Waived Fees/Expense Reimbursements *

FFV Fund

$  51,068

Strategic Income Fund

$  65,118

Latin America Fund

$102,697

* Includes waiver of all fees and expense reimbursements for the year ended October 31, 2016.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Funds’ operating expenses are subsequently less than the Expense Limitation, the Adviser shall be entitled to reimbursement by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds’ expenses to exceed the respective Expense Limitation (the lower of the Expense Limitation at the time of waiver or currently in effect).  The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Adviser in any fiscal quarter unless the Board determines that reimbursement is in the best interest of a Fund and its shareholders.

As of October 31, 2016, the Adviser had the following waived expenses that may be recovered no later than the dates indicated:

	October 31, 2017	October 31, 2018	October 31, 2019	Total
FFV Fund	$ 28,886	$ 53,911	$ 51,068	$ 133,865
FFV Strategic Income Fund	$ 75,814	$ 83,083	$ 65,118	$ 224,015
FFV Latin America Fund	$ 90,269	$101,107	$102,697	$ 294,073

Pursuant to an Administration and Compliance Services Agreement (“Administration Agreement”) with the Trust, the Adviser provides administrative services to the Funds, and also provides a Chief Compliance Officer (“CCO”) to the Trust.  For the administrative services provided, each Fund pays the Adviser a fee at an annual rate of 0.06% of its average daily net assets, with a minimum yearly fee of $15,000, and a maximum fee of $100,000.  For compliance services provided, each Fund is charged an annual fee of $15,000, which increases to $20,000 when a Fund’s assets increase to above $50 million.  In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.  During the year ended October 31, 2016, administrative fees accrued under the Administration Agreement were $20,159, $18,000, and $18,000 for the FFV Fund, Strategic Income Fund, and the Latin America Fund, respectively.  During the year ended October 31, 2016, compliance fees accrued under the Administration Agreement were $11,979, $13,078, and $14,024 for the FFV Fund, Strategic Income Fund, and the Latin America Fund, respectively.

The Board has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A and Class C shares, respectively, of each Fund to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan also provided that a monthly service and/or distribution fee was calculated at the annual rate of 0.25% of the average daily net assets attributable to Class N shares prior to their redesignation in each Fund that occurred on June 1, 2015.  The Plan is a compensation plan,

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

which means that compensation may be provided regardless of 12b-1 expenses incurred.  Please refer to the Statement of Operations for expense breakout by Fund and Class.

Rafferty Capital Markets, LLC (the “Distributor”) serves as the principal underwriter to the Funds pursuant to a distribution agreement.  Class A shares are offered at NAV plus a front-end sales charge of up to 5.00%.  The front-end sales charge is determined by the amount of your investment and is reduced on purchases exceeding $50,000.  Class C shares are offered at NAV with no front-end sales charge.  If you sell your Class C shares within one year of purchase, the shares will be subject to a 1.00% contingent deferred sales charge (“CDSC”).  The CDSC is deduction from the redemption proceeds.  The Distributor retains the fees in connection with the sales and redemptions of both Class A and Class C shares.

The Adviser has contracted with a sub-adviser, Dana Investment Advisors, Inc. (“Dana”), to provide portfolio management to the Epiphany FFV Strategic Income Fund.  The Adviser, not the Fund, pays the Sub-Adviser an annual fee of 0.10% of the average daily net assets of the Epiphany FFV Strategic Income Fund if total fund assets are $20,000,000 or under, 0.15% of the average daily net assets if total fund assets are $20,000,001 to $40,000,000 and 0.20% of the average daily net assets if total fund assets are $40,000,001 or greater.

Mutual Shareholder Services, LLC (“MSS” or “Transfer Agent” or “Fund Accounting Agent” or “Administrator”), provides the Funds with transfer agent, accounting, compliance and administrative services.  Bob Anastasi is an officer of the Trust, Treasurer, and is also the vice president of MSS.  Please refer to the Prospectus and Statement of Additional Information for more information.

6.  REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days. The redemption fee is paid directly to the respective Fund.  For the year ended October 31, 2016, there were $579 of redemption fees assessed by the FFV Fund, $475 of redemption fees assessed by Strategic Income Fund, and $760 of redemption fees assessed by Latin America Fund.  The redemption fees are included in paid in capital of each Fund, and is reported on the Statements of Changes in Net Assets.

7.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended October 31, 2016, was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
FFV Fund	$ 86,676	$ 1,549,653	$ 42,168	$ 1,678,497
Strategic Income Fund	$468,225	$ -	$ -	$ 468,225
Latin America Fund	$ -	$ -	$ 9,705	$ 9,705

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

The tax character of distributions for the year ended October 31, 2015, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
FFV Fund	$ 677,868	$ 1,653,508	$ 2,331,376
FFV Strategic Income Fund	$ 488,820	$ 17,534	$ 506,354
Latin America Fund	$ 47,888	$ -	$ 47,888

8. TAX MATTERS

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year.  Each Fund’s capital loss carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.  For tax purposes, at October 31, 2016, the following represents the tax basis capital gains and losses:

As of October 31, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for each of the Funds were as follows:

	FFV	FFV Strategic Income	FFV Latin America
	Fund	Fund	Fund

Undistributed ordinary income	$ 20,651	$ 39,603	$ -0-
Accumulated realized gains	$ 377,201	$ -0-	$ -0-

Capital Loss Carry-forwards (no expiration)(a)
Long-Term	$ -	$ (143,056)	$(1,418,465)
Short-Term	$ -	$ (34,778)	$ (76,796)
	$ -	$ (177,834)	$(1,495,261)

(a) The capital loss carryforward will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

	FFV	FFV Strategic Income	FFV Latin America
	Fund	Fund	Fund

Gross unrealized appreciation on investment securities,	$ 1,742,601	$ 645,561	$ -
Gross unrealized depreciation on investment securities	(732,260)	(166,127)	-
Net unrealized appreciation (depreciation) on investment securities	$ 1,009,801	$ 479,434	$ -
Cost of investment securities (including short-term Investments)**
	$25,876,635	$24,627,146	$4,474,457

** The difference between the book cost and tax cost of investments represents disallowed wash sales, and partnership adjustments on distributions received for tax purposes, if applicable.

EPIPHANY FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OCTOBER 31, 2016

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year-end is distributed in the following year.

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2016, National Financial Services, LLC., for the benefit of others, in aggregate, owned approximately 32.55% of the FFV Fund and may be deemed to control the Fund.  As of October 31, 2016, Ameriprise Advisor Services, Inc., for the benefit of others, in aggregate, owned approximately 36.30% of the Strategic Income Fund, and may be deemed to control the Fund.  As of October 31, 2016, Pershing LLC, for the benefit of others, in aggregate, owned approximately 35.58% of the Latin America Fund and may be deemed to control the Fund, and National Financial Services, LLC., for the benefit of others, in aggregate, owned approximately 35.14% of the Latin America Fund and may be deemed to control the Fund.

10. SUBSEQUENT EVENTS

The Trustees determined the Latin America Fund liquidation was in the best interest of the shareholders and voted to liquidate the Latin America Fund effective on November 29, 2016.    Please refer to the 497 filing on the Securities and Exchange website on September 29, 2016 for more information.

Management has evaluated all other subsequent events through the issuance of these financial statements and has noted no further events requiring disclosure.

11.  INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

The Epiphany Funds

We have audited the accompanying statements of assets and liabilities of the Epiphany FFV Fund (“FFV Fund”), Epiphany FFV Strategic Income  Fund (“Strategic Income Fund”) and  Epiphany FFV Latin America Fund (“Latin America Fund”), collectively the Funds, each a series of The Epiphany Funds, including the schedules of investments, as of October 31, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the five years in the period then ended for the FFV Fund and the Strategic Income Fund and the four years in the period then ended and for the period March 12, 2012 (commencement of investment operations) through October 31, 2012 for the Latin America Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of October 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Epiphany FFV Fund, Epiphany FFV Strategic Income  Fund, and Epiphany FFV Latin America Fund, collectively the Funds, each a series of The Epiphany Funds, as of October 31, 2016, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, through October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

December 21, 2016

EPIPHANY FUNDS

EXPENSE ILLUSTRATION

OCTOBER 31, 2016 (UNAUDITED)

Expense Example

As a shareholder of the Fund(s), you incur two types of costs; (1) transaction costs, including sales charges and redemption fees, and (2) ongoing costs which consist of management fees, distribution and service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2016 through October 31, 2016.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Epiphany FFV Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2016	October 31, 2016	May 1, 2016 to October 31, 2016

Actual	$1,000.00	$1,006.65	$7.59
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.64	$7.63

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Fund - Class C

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2016	October 31, 2016	May 1, 2016 to October 31, 2016

Actual	$1,000.00	$1,002.77	$11.36
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.86	$11.42

* Expenses are equal to the Fund's annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

EXPENSE ILLUSTRATION (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

Epiphany FFV Strategic Income Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2016	October 31, 2016	May 1, 2016 to October 31, 2016

Actual	$1,000.00	$1,010.40	$6.33
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.36

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany FFV Strategic Income Fund - Class C

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2016	October 31, 2016	May 1, 2016 to October 31, 2016

Actual	$1,000.00	$1,006.70	$10.12
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,015.12	$10.16

* Expenses are equal to the Fund's annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Epiphany Latin America Fund - Class A

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	May 1, 2016	October 31, 2016	May 1, 2016 to October 31, 2016

Actual	$1,000.00	$1,061.54	$9.09
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.38	$8.89

* Expenses are equal to the Fund's annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

EPIPHANY FUNDS

TRUSTEES AND OFFICERS

OCTOBER 31, 2016 (UNAUDITED)

Management Information. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees and Officers, who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.  The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 1-800-320-2185.

Name Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Robert J. Mitchell WhitneySmith Company 301 Commerce St., Suite 1950 Fort Worth, TX 76102 Age: 69	Trustee	Indefinite/ Dec. 2006- present	Executive Recruiter, Whitney Smith Company, since 2014. Insurance Producer, Mitchell & Moroneso Insurance Services, Inc., (1988-2013)	3	Advisory Board, BBVA Compass Forth Worth.
William Reichenstein Baylor University Hankamer School of Business Waco, TX76798 Age: 64	Trustee	Indefinite/ Dec. 2006 - present	Professor of Finance, Baylor University, since 1990. Principal, Retiree, Inc. since 2008. Principal, Social Security Solutions, Inc., since 2008	3	Independent Director, CM Advisors Family of Funds
Joseph Kenneth Dalton 3613 Lands End St. Fort Worth, TX76109 Age: 75	Trustee	Indefinite/ June 2009 - present	Retired	3	Independent Trustee, Guggenheim and Rydex Funds.

1The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, and Epiphany FFV Latin America Fund.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

EPIPHANY FUNDS

TRUSTEES AND OFFICERS (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust (as defined in the 1940 Act) and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee
Samuel J. Saladino, III [2] 106 Decker Ct., Suite 225, Irving, TX 75062 Age: 43	President, Chairman and Trustee	Indefinite/ Dec. 2006 – present (Trustee since Sept. 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005	3	None
C. Elizabeth Fahy 106 Decker Ct., Suite 225, Irving, TX 75062 Age: 40	General Counsel, Secretary and Chief Compliance Officer	Indefinite/ Nov. 2011- present (General Counsel and Secretary since Sept. 2012)	Chief Compliance Officer, Trinity Fiduciary Partners, LLC since 2011. Attorney, U.S. Dept. of Labor, (2002-2010)	N/A	None
Bob Anastasi 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147 Age: 41	Treasurer	Indefinite / November 2015- present	Vice-President, Mutual Shareholder Services, LLC since 2002 - present. President, Bridge Mutual Fund Accounting Systems LLC, since 2008 - present.	N/A	None

1The “Fund Complex” consists of the Epiphany FFV Fund, the Epiphany FFV Strategic Income Fund, and Epiphany FFV Latin America Fund.

2 Samuel J. Saladino, III is considered an “Interested” Trustee as defined in the 1940 Act, because he is an officer of the Trust and Chief Executive Officer of the Funds’ investment adviser.

The Independent Trustees were paid $29,528 for the year ended October 31, 2016.

The Funds Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

EPIPHANY FUNDS

ADDITIONAL INFORMATION

OCTOBER 31, 2016 (UNAUDITED)

 Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 320-2185 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-320-2185.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-800-320-2185.

 Investment Advisory Agreement Renewal

In connection with a meeting held on September 28, 2016 (the “Meeting”), the Board of Trustees (the “Board”) of the Trust, including a majority of the Trustees who are not interested persons of the Trust or interested persons to any investment advisory agreement (the “Independent Trustees”), discussed the renewal of the investment advisory agreement (the “Management Agreement”) between Trinity Fiduciary Partners, LLC (“the “Adviser”) and the Trust, on behalf of the FFV Fund, Strategic Income Fund, and the Latin America Fund (collectively, the “Funds”).  In considering the Management Agreement, the Board reviewed, discussed and considered written materials each of the Adviser and the Sub-Adviser had provided, as well as additional information presented at the Meeting.  Representatives of the Adviser responded to any questions from the Board.

In their consideration of the renewal of the Management Agreement for the Funds, the Board, including the Independent Trustees, did not identify any single factor as controlling.  The Board relied upon the advice of Counsel and their own business judgment in determining the material factors to be considered in evaluating renewal of the agreements and the weight to be given to each such factor.  The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

the agreements.  Matters considered by the Board in connection with its renewal of the Management Agreement are:

Nature, Extent and Quality of Services.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser's investment philosophy, strategies and implementation process.  They noted the Adviser offers socially responsible investing (SRI) framed by key values of the Catholic Church and it screens the Funds using its proprietary FFV Scorecard®.  They further noted that the focus of the Fund screening is to protect the dignity of human life, support and protect employees and their families, and to reasonably safeguard the environment.  The Trustees acknowledged that the Adviser reported its screening is consistent with the U.S. Conference of Catholic Bishops Socially Responsible Investment Guidelines, while further noting that business practices are screened in four major areas: life and family exclusions, social justice, environmental record, corporate governance practices.  Companies that pass the initial screening are then additionally scored to determine their impact on society.  The Trustees noted they believe this commitment to socially responsible investing sets the Adviser apart from others in the marketplace.

The Board next discussed Adviser personnel who service the Funds.  A chart describing each key employee of the Adviser, their position, and the amount of time spent managing Fund activities was included in the Board Materials.  The Adviser has determined to add a new portfolio manager to the FFV Strategic Income Fund.

The Board reviewed and discussed with management the Adviser's Form ADV, its compliance policies and procedures manual, and its current Code of Ethics.  The CCO described any recent changes to the Code of Ethics and Compliance Manual for the Board.  The Trustees further discussed the personnel, operations, and policies of the firm with representatives of the Adviser.  The Board noted there had been no deviations from the Funds’ investment objectives, strategies, or limitations since the last Management Agreement renewal.  The Board reviewed a description of the organizational structure of the Adviser.  The Board also engaged in a lengthy discussion with the Adviser regarding its current financial status and the financial statements prepared and reviewed by an independent accounting firm.  The Adviser responded to questions from the Trustees regarding the accountant’s report.  They also noted there have been no SEC examinations or reviews during the past year.  After further discussion, the Board, including the Independent Trustees, concluded that the Adviser has provided high quality advisory services to the Funds, and that the nature and extent of services provided by the Adviser to each Fund were reasonable and consistent with the Board's expectations and they expect the Adviser can continue to provide the same level of service.

Performance.  As to the Funds’ performance, the Board reviewed performance information provided in the Board Materials relative to each Fund’s benchmark, a peer group of funds with similar investment strategies, and each Fund’s Morningstar category.

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

The Board discussed the FFV Fund Class A shares performance as of June 30, 2016 for 2015 of -7.88%, noting it was lower than the peer group average of -1.07%, lower than the S&P 500 TR of 1.38%, and lower than the Morningstar Blend category average of -3.13%.  They also considered the Fund’s performance year to date through June 30, 2016, as well as a prior 10-year comparison of FFV Fund returns vs. the benchmark, Morningstar category and a peer group, noting there had outperformed all metrics in 2014, but underperformed in other periods.  The Trustees reviewed the peer group, noting it was comprised of other retail mutual funds which utilized socially conscious investing.  They also reviewed the quarterly returns provided in the Board Materials through July 31, 2016, which included a three-year, five-year and since inception comparisons to the S&P 500 Index.   The Board concluded that FFV Fund Class C and Class A gross performance since inception is consistent with its benchmark, despite the FFV filter.  Because the Fund is provided for socially conscious investing, investors are willing to forego higher returns to invest responsibly.  The Board concluded the Fund’s long term performance is acceptable.

The Board noted that the FFV Strategic Income Fund, Class A shares, performance as of June 30, 2016 for the annual periods since 2010 and year to date compared to its benchmark, the Morningstar SRI Intermediate Bond Fund and SRI Short Term Bond Fund categories, and a peer group.  They also reviewed quarterly performance information through July 31, 2016 provided in the Board Materials which included a one-year, three-year, five-year, and since inception comparison to the benchmark.  The Trustees noted the 2015 returns of 0.32% were  higher than its peer group average of -0.27%.  However, the FFV Strategic Income Fund underperformed the Barclays US Aggregate Intermediate TR Index for the same period by approximately -0.89%.  The comparisons year to date were mixed, with the FFV Strategic Income Fund (3.29%) outperforming the SRI Short-term Bond Fund category average (2.40%), but underperforming its peer group average (4.90%) and slightly underperforming the benchmark (3.78%) and SRI Intermediate Bond Fund category average (3.91%).In contrast, the Trustees noted that the FFV Strategic Income Fund outperformed its peer group average in 2013 by approximately 1.78%.    The Trustees discussed the fact that the Intermediate-Term Bond Morningstar Category includes funds which invest in international bonds and hedging instruments, which would impact the performance of the category but do not correlate to investments made by the FFV Strategy Income Fund.  After additional discussion, the Board concluded the FFV Strategic Income Fund had acceptable performance in the periods presented, particularly over the last three-year period.

Fees and Expenses.  The Board reviewed information in the Board Materials, which compared the expense ratio of each Fund to those of its peer group and the Morningstar category average.

The Trustees noted the FFV Strategic Income Fund advisory fee is 0.50% (before fee waiver), which is higher than its peer group average of 0.39%.  However, they noted the peer group fees ranged from 0.26% to 0.60%.  The Trustees further noted that

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

the Fund’s Morningstar category had an average advisory fee of 0.40%, with a range from 0.00% to 0.97%.    The Trustees discussed that average expense ratio of the FFV Strategic Income Fund was also slightly higher than its peer group average of 0.81%, but noted that it was within the range of expense ratios presented by the peer group. The Trustees considered that the size of the FFV Strategic Income Fund is small compared to the average size of the funds within its peer group and the Morningstar category and that economies of scale benefit a funds expense ratio.  They further noted that the Adviser has maintained an expense limitation agreement such that the expense ratio is capped, they further considered the value of the FFV screening the Adviser provides to the Fund.

The Trustees noted that the FFV Fund’s advisory fee is 0.75% (prior to fee waiver), which was higher than its peer group average of 0.60%.  However, the Board noted the range of peer group fees was between 0.11% and 1.10% and that the FFV Fund contractual advisory fee rate is well within the range.  would have been the second smallest if included within its peer group.  The Trustees noted that the Fund’s Morningstar category had an average advisory fee of 0.59%, with the range from 0.00% to 1.98%.  The Board also considered the fact that the Fund’s advisory fee after expense reimbursement was 0.52% for the annual period ended June 30, 2016.  The Trustees also reviewed the average expense ratio of the FFV Fund compared to its peer group and Morningstar category, noting it is  higher than the  peer group and Morningstar averages, but within the range of both, and well below the high end of the Morningstar category, which is 2.72%.  They discussed with the Adviser the costs of such services, as compared to advisory fees charged to other adviser accounts and noted that the FFV screening add some complexity to the services provided, for the benefit of those shareholders seeking socially responsible investments.

In reviewing the Funds’ advisory fees and expense ratio, the Board considered that in each case the Adviser has agreed to extend the current operating expense limitation agreement to be sure that each Fund’s expense ratio is capped at an acceptable level.  The Board concluded that each Fund’s management fees are fair and reasonable.

Economies of Scale. The Trustees then considered whether there are or will be economies of scale with respect to the management of the Funds and whether there is potential for realization of any further economies of scale which may be passed along to Fund shareholders.  Given the size of the Funds, the Board concluded economies of scale are not relevant for consideration at this time, but noted that the Adviser has agreed to consider breakpoints in the future.

Profitability.  With respect to the profitability of the Adviser from advisory services provided, and overall profitability with respect to the Funds, the Board Materials included a comprehensive profitability analysis.  The Board also considered the administrative and CCO services provided by the Adviser to the Funds for a separate fee.  The Board acknowledged that the Adviser is not yet profitable with respect to the FFV Strategic Income Fund, nor were there profits being realized on the FFV Latin America Fund.  However, it is slightly profitable on the FFV Fund.  They further noted that the

EPIPHANY FUNDS

ADDITIONAL INFORMATION (CONTINUED)

OCTOBER 31, 2016 (UNAUDITED)

Adviser continues to waive fees and/or reimburse expenses for two of the Funds.  The Board discussed the profitability analysis with the Adviser in detail and the Adviser also responded to questions from Fund Counsel.  They also discussed the differences between 2015 and 2016 profitability analysis presented in the 15(c) materials.  The Board further discussed services provided under the administration and compliance services agreement with the Trust, the use of soft dollars, and the Adviser’s profitability or other benefits with respect to such services.  After a lengthy discussion which included the firm’s current financial condition and outlook, the Board concluded that the Adviser has adequate resources to fulfill its responsibilities to each of the Funds, but the Adviser is not excessively profitable with respect to any Fund.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the renewal of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that with respect to each Fund, the nature, extent, and quality of services provided by the Adviser were acceptable, that the advisory fee is reasonable, and that renewal of the Management Agreement on behalf of the FFV Fund and FFV Strategic Income Fund for an additional term of one year is in the best interests of the Trust and the shareholders of each respective Fund.

This Page Was Left Blank Intentionally

INVESTMENT ADVISER

Trinity Fiduciary Partners LLC

106 Decker Court, Suite 225

Irving, TX  75062

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Sanville & Company

1514 Old York Road

Abington, PA  19001

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

CUSTODIAN

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

This report is intended only for the information of shareholders or those who have received a Fund’s prospectus which contains information about each Fund’s management fees and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1) The board of trustees of The Epiphany Funds has determined that The Epiphany Funds do not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the Funds adequate oversight by its audit committee given the Funds’ level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services

(a)

Audit Fees

FY 2016

$ 25,000

FY 2015

$ 26,000

(b)

Audit-Related Fees

Registrant

FY2016

$ 0

FY2015

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2016

$ 6,000

FY 2015

$ 5,700

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2016

$ 0

FY 2015

$ 0

Nature of the fees:

Not applicable.

 (1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant, and therefore has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of regulation S-X.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Adviser

Registrant

FYE 10/31/2016

N/A

$6,000

FYE 10/31/2015

N/A

$5,700

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of October 31, 2016, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Epiphany Funds

By (Signature and Title)

*

/s/ Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/Samuel J. Saladino, III, President

Samuel J. Saladino, III, President

Date: January 6, 2017

By (Signature and Title)

*

/s/Bob Anastasi

Bob Anastasi, Treasurer

Date: January 6, 2017

* Print the name and title of each signing officer under his or her signature.